is Wi-Fi Perfected System Cloud Semiconductors Software Analytics Investor Presentation Q2 2018

Safe Harbor and Non-GAAP Financial Measures This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, use of proceeds and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risk factors listed in our 10-K filed on February 28, 2018 and subsequent 10-Q filings. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix to this presentation. 2

At a Glance Strong Revenue Growth Profile $MM $176 150 million+ 60+ chips shipped products with Quantenna inside $129 45% $58 CAGR Q3 guide midpoint 50+ 40+ $84 service providers OEMs / ODMs $67 $99 $40 ~400 85+ employees patents 2013 2014 2015 2016 2017 2018 3

Company Highlights

High-performance Wi-Fi leader	Pioneer in both 8x8 and 4x4 advanced MIMO technology Trendsetter and influencer within IEEE 802.11 standards body
Proven execution & innovation across four generations of solutions	Land and expand within each product generation yields rapid revenue growth with less incremental selling expense
Sustainable advantage & multiple barriers to entry	Over 1,400 man years of R&D and IP development Demonstrated leadership in 8x8 10G Wave 3, with nationwide deployment underway at scale
Long product lifecycles and sticky design wins	Service provider positioning in Wi-Fi is unmatched Over 90% follow-on design success with existing sockets
Demonstrated initial success with multiple growth drivers	Service provider telco opened up satellite opportunity >> current opportunity is cable MSO >> future is retail and enterprise
Attractive financial model with significant operating leverage	Drove a 45% CAGR in revenue over last five years Generated cash from operations for the last two fiscal years Strong gross margin profile of ~50%

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Product Family History and R&D Roadmap 5th Generation QSR10GU-AX Plus 9.6Gbps QSR10GU-AX 9.6Gbps 4th Generation QSR10G 9.6Gbps QSR5G-AX 5.3Gbps 3rd Generation 2nd Generation 1st Generation QHS600 600Mbps QHS710 600Mbps QSR1000 QSR2000C 1.7Gbps 1.7Gbps 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 5

Our Value Proposition with 8x8 MIMO Throughput (log) 10 Gbps Whole home coverage. And beyond….. 5 Gbps Quantenna’s 8x8 MIMO Delivers 1Gbps at Range 1 Gbps 500 Mbps 2x2 4x4 8x8 Wi-Fi Gbps Range Footprint: 2x2 MIMO 4x4 MIMO 8x8 MIMO Distance 6

Premium Strategy Drives Share Gains Each Tech Cycle Launch next- generation products Premium Premium Mainstream Mainstream Low Cost Low Cost Current Wi-Fi Generation Future Wi-Fi Generation  Continue leadership in the premium  Extend the previous generation to mainstream with market with new products cost-optimized products and introduce new products 7

Sizing Up the Premium Wi-Fi Market Total Wi-Fi Chipset Revenue Total Wi-Fi Enabled Device Shipments Quantenna’s premium Wi-Fi 2017-2022 2017-2022 CAGR technology leads the high CAGR performance, fixed-point 0.3 B 33% device market. 28% $1.9 B 0.8 B * $0.6 B 0.1 B Premium Wi-Fi in 6% Fixed-Point Devices -2% 0.6 B Mainstream Wi-Fi in $1.2 B Fixed-Point Devices $1.3 B 2.8 B Wi-Fi in Portable 6% Devices 3% 2.1 B * Premium Wi-Fi chipsets are defined by 4x4 MIMO or higher performance. $2.1 B $2.4 B 2017 2022 2017 2022 Source: ABI Research Wi-Fi Device Report 2Q 2018 and Quantenna assumptions Portable Devices include smartphones, feature phones, mobile device accessories, portable PCs, tablets, PC accessories, portable consumer electronics, smart home nodes and wearables. Non-Portable Devices include networking, connected home devices, gateways, set-top boxes, televisions, gaming consoles, desktop PCs, automotive, industrial, IoT, and others. 8

Explosive IP Traffic Growth Stresses Wi-Fi Bottleneck Worldwide IP Traffic in Exabytes per Month Cloud Switch Fabric up to 100Gbps 2016-2021 CAGR Wi-Fi (fixed & mobile) Infrastructure Wireline 127 EB (Fiber, G.fast & (incl. VoD) 26% DOCSIS 3.1) Mobile up to 10Gbps (carrier) 16% 103 EB Home 40 EB Wi-Fi up to 49 EB 46% 48 EB 1Gbps 7 EB 2016 2021 Wi-Fi will deliver 48% of WW IP traffic growth from 2016-2021 Source: Cisco Visual Networking Index: Forecast and Methodology for Consumer & Business IP Traffic, 2016-2021; updated June 6, 2017 9

New Initiatives Expanding Served Markets Spartan Products 5GHz + 2.4GHz: Cable Gateway, Emerging Markets Bridge, STB 5GHz only: Telco US, Europe 802.11ax Wave 3 Wave 2 2017 2018+ 10

Q2 2018 Financial Highlights Record quarterly revenue of $53.4 million Strong Revenue Growth Profile $MM $MM • 13% Y/Y growth vs Q2 2017 60 200 • 18% Q/Q growth vs Q1 2018 21% 13% YoY • 21% Y/Y growth TTM 2018 50 YoY 160 Gross margin of 48.5% • Above midpoint of 47% to 49% guidance 40 range 120 Operating cash flow positive year to date 30 • YTD cash from ops $3.9 million or 80 $0.10/share 20 Strong Earnings Performance 40 10 • $4.6 million net income • $0.12 in EPS 0 0 – Exceeded $0.07 to $0.09 guidance range Q2 2017 Q2 2018 TTM Q2 TTM Q2 2017 2018 *Gross margin, income and EPS figures are fully diluted based on non-GAAP reporting which excludes stock-based compensation and other specified one-time items. See reconciliation table. TTM means trailing twelve months. 11

Wi-Fi Technology Segmentation Highlights • 802.11ac Wave 3 (10G) revenue Technology Cycles Drive Growth – Q2 grew $8.0 million or 137% Q/Q $MM to $13.9 million 60 – Q3 revenue expected to grow Q/Q to the range of $16-18 million 50 • 802.11ac Wave 2 revenue 40 – Q2 grew 1% Q/Q to $37.9 million – Q3 revenue is expected to be 30 slightly up Q/Q • 802.11n revenue 20 – Q2 declined 11% Q/Q to $1.6 million 10 – Q3 revenue is expected to decline 0 Q/Q and for the remainder of 2018 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Other 802.11n 802.11ac Wave2 802.11ac Wave3 (10G) 12

Operating Results & Guidance 2016 2017 Q1 2018 Q2 2018 Q3 2018 Guidance Revenue $129.1 $176.4 $45.1 $53.4 $57mm - $59mm GAAP: 48.64% +/- 50bps Gross Margin 51% 49% 50% 50% non-GAAP: 48.75% +/- 50bps GAAP: $26mm to $27mm OPEX 48% 40% 48% 44% non-GAAP: $22mm to $23mm GAAP: $0.04 – $0.06 EPS $0.03 $0.12 $0.04 $0.26 non-GAAP: $0.14 – $0.16 *Gross margin, OPEX and EPS figures are based on non-GAAP reporting which excludes stock-based compensation and other one-time items. 13

Balance Sheet Summary 2016 2017 Q1 2018 Q2 2018 Cash, Cash Equivalents $117.0 $118.6 $120.1 $120.1 & Marketable Securities Total Assets $154.8 $212.7 $220.1 $226.8 Total Debt $5.9 $3.9 $0.0 $0.0 Total Liabilities $26.0 $32.1 $37.4 $35.3 Total Stockholders’ $128.7 $180.6 $182.6 $191.5 Equity 14

Appendix 15

Non-GAAP to GAAP Operating Margin Reconciliation 2015 2016 2017 Q1 2018 Q2 2018 Non-GAAP Gross Margin 49% 50% 50% 51% 49% SBC: Gross Margin 0% 0% 0% 0% 0% GAAP Gross Margin 49% 50% 50% 51% 48% Non-GAAP Operating Margin (6%) 2% 6% 2% 9% SBC: R&D 0% 1% 3% 5% 5% SBC: S&M 1% 0% 1% 2% 1% SBC: G&A 1% 1% 2% 3% 2% Non-recurring items 0% 0% 0% 0% 0% GAAP Operating Margin (7%) (1%) (1%) (8%) 1% SBC means stock-based compensation, non-recurring items comprised of executive severance, percentages may not total due to rounding 16

Non-GAAP to GAAP Net Margin Reconciliation 2015 2016 2017 Q1 2018 Q2 2018 Non-GAAP Net Margin (7%) 1% 6% 3% 9% SBC: Gross Margin 0% 0% 0% 0% 0% SBC: R&D 0% 1% 3% 5% 5% SBC: S&M 1% 0% 1% 2% 1% SBC: G&A 1% 1% 2% 3% 2% Non-recurring items 0% 0% (20%) 0% (1%) GAAP Net Margin (8%) (1%) 20% (7%) 2% SBC means stock-based compensation, non-recurring items comprised of executive severance and income tax adjustment relating to recognition of US Federal deferred tax asset pursuant to release of valuation allowance. Percentages may not total due to rounding 17

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